NEWS RELEASE

NETGEAR® REPORTS SECOND QUARTER RESULTS

•	Second quarter 2013 net revenue of $357.7 million, as compared to $320.7 million in the comparable prior year quarter, increase of 11.6% year-over-year

•	Second quarter results reflect the full quarter effect of the acquired AirCard business

•	Second quarter 2013 non-GAAP net income of $24.4 million, as compared to $24.6 million in the comparable prior year quarter, decrease of 0.9% year-over-year

•	Second quarter 2013 non-GAAP diluted earnings per share of $0.62, as compared to $0.64 in the comparable prior year quarter, decrease of 3.1% year-over-year

•	Company expects third quarter 2013 net revenue to be in the range of $345 million to $360 million, with non-GAAP operating margin in the range of 9.5% to 10.5%

SAN JOSE, California - July 25, 2013 - NETGEAR, Inc. (NASDAQGS: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today reported financial results for the second quarter ended June 30, 2013.

Net revenue for the second quarter ended June 30, 2013 was $357.7 million, as compared to $320.7 million for the second quarter ended July 1, 2012, and $293.4 million in the first quarter ended March 31, 2013. The second quarter 2013 results reflect the full quarter effect of the AirCard business acquired from Sierra Wireless. Net income, computed in accordance with GAAP, for the second quarter of 2013 was $14.0 million, or $0.36 per diluted share. This compared to GAAP net income of $21.5 million, or $0.56 per diluted share, for the second quarter of 2012, and GAAP net income of $15.3 million, or $0.39 per diluted share, in the first quarter of 2013.

Gross margin on a non-GAAP basis in the second quarter of 2013 was 29.8%, as compared to 29.9% in the year ago comparable quarter, and 30.5% in the first quarter of 2013. Non-GAAP operating margin was 10.3% in the second quarter of 2013, as compared to 11.0% in the second quarter of 2012, and 10.0% in the first quarter of 2013. Non-GAAP net income was $0.62 per diluted share in the second quarter of 2013, as compared to non-GAAP net income of $0.64 per diluted share in the second quarter of 2012, and non-GAAP net income of $0.50 per diluted share in the first quarter of 2013.

The Company's non-GAAP tax rate was 32.9% in the second quarter 2013, as compared to 31.4% in the second quarter of 2012, and 34.6% in the first quarter of 2013.

The differences between GAAP and non-GAAP financial measures include adjustments, net of any tax effect, for amortization of purchased intangibles, stock-based compensation, restructuring and other charges, acquisition related expense, impact to cost of sales from acquisition accounting adjustments to inventory, and litigation reserves. The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

Patrick Lo, Chairman and Chief Executive Officer of NETGEAR commented, “We are pleased with our results for the second quarter of 2013. Our Retail Business grew on a year-over-year basis, and we have confidence in the pace of the 802.11ac upgrade cycle, as well as the increasing realization of the Smart Home for developed markets. The integration of the AirCard business into our Service Provider Business Unit has been progressing very well, and we are excited about our combined R&D capabilities in the fast growing LTE gateway market segment. Our Commercial Business Unit generated impressive sequential and year-over-year growth driven by the success of our new storage products and 10 Gigabit switches.”

“Our Retail Business Unit (RBU) revenue for the quarter ended June 30, 2013 was down 7% sequentially, which represents typical seasonality for the second quarter. On a year-over-year basis, our Retail Business Unit revenue was up 3%. Our strong year on year growth for RBU in North America and Asia was offset by weakness in the European region. Our Service Provider Business Unit revenue was up 58% sequentially, and up 20% over the prior year quarter. This substantial increase reflects the incremental revenue of the recent AirCard acquisition. Our Commercial Business Unit revenue was up 25% sequentially, and up 10% over the prior year quarter. Our new line of storage products was well received by the market, and we believe that the unique product portfolio we have built for storage, 10 Gigabit switches, Power over Ethernet switches and wireless LAN will continue to drive growth for this business unit in future quarters.”

Christine Gorjanc, Chief Financial Officer of NETGEAR, said, “We ended the second quarter of 2013 with $288.1 million in cash, cash equivalents and short-term investments, compared to $360.4 million at the end of the second quarter of 2012, and $422.4 million at the end of the first quarter of 2013. The reduction in the cash level reflects the payment of $140.0 million to Sierra Wireless, Inc. for the AirCard business. Our balance sheet remains strong and provides plenty of flexibility for us to invest in the fast growing markets of the Smart Home, access networks to cloud computing, and LTE gateways and data devices.”

Mr. Lo added, “The worldwide spread of broadband internet access and the proliferation of connected devices continue to create opportunities for us to put multiple NETGEAR products into every home and office. Looking forward, for the third quarter of 2013, we expect net revenue to be in the range of $345 to $360 million and non-GAAP operating margin to be between 9.5% and 10.5%. Furthermore, we expect our non-GAAP tax rate to be approximately 37% in the third quarter of 2013.”

Investor Conference Call / Webcast Details
NETGEAR will review the second quarter results and discuss management's expectations for the second quarter of 2013 today, Thursday, July 25, 2013 at 5 p.m. EDT (2 p.m. PDT). The dial-in number for the live audio call is (201) 689-8471. A live webcast of the conference call will be available on NETGEAR's website at http://investor.netgear.com. A replay of the call will be available 2 hours following the call through midnight Eastern (9 p.m. Pacific) on Thursday, August 1, 2013 by telephone at (858) 384-5517 and via the web at http://investor.netgear.com. The account number to access the phone replay is 417736.

About NETGEAR, Inc.
NETGEAR (NASDAQGS: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. For consumers, the company makes high performance, dependable and easy to use home networking, storage and digital media products to connect people with the Internet and their content and devices. For businesses, NETGEAR provides networking, storage and security solutions without the cost and complexity of Big IT. The company also supplies top service providers with retail proven, whole home solutions for their customers. NETGEAR products are built on a variety of proven technologies such as wireless, Ethernet and powerline, with a focus on reliability and ease-of-use. NETGEAR products are sold in approximately 45,000 retail locations around the globe, and through approximately 40,000 value-added resellers. The company's headquarters are in San Jose, Calif., with additional offices in over 25 countries. NETGEAR is an ENERGY STAR partner. More information is available at http://investor.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2013 NETGEAR, Inc. NETGEAR, ReadyNAS, AirCard and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. and its affiliates in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:
NETGEAR Investor Relations
Christopher Genualdi
netgearIR@netgear.com
(408) 890-3520

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words "anticipate", "expect", "believe", "will", "may", "should", "estimate", "project", "outlook", "forecast" or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.'s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: expected net revenue, non-GAAP operating margin and non-GAAP tax rate; expectations for intermediate and long term growth in our business units; expectations regarding new product introductions that position the Company for growth; opening new channels; penetrating developing markets; and entering new product categories. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; changes in the level of NETGEAR's cash resources and the Company's planned usage of such resources; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” pages 42 through 63, in the Company's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2013, filed with the Securities and Exchange Commission on May 7, 2013. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Information:
To supplement our consolidated financial statements presented on a GAAP basis, NETGEAR uses non-GAAP financial measures, which are adjusted to exclude certain expenses and tax benefits, where applicable. We believe non-GAAP financial measures are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NETGEAR's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with generally accepted accounting principles in the United States.

-Financial Tables Attached-

NETGEAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30, 2013	December 31, 2012

ASSETS
Current assets:
Cash and cash equivalents	$146,934	$149,032
Short-term investments	141,169	227,845
Accounts receivable, net	288,483	256,014
Inventories	185,383	174,903
Deferred income taxes	25,228	22,691
Prepaid expenses and other current assets	41,708	33,724
Total current assets	828,905	864,209
Property and equipment, net	26,397	19,025
Intangibles, net	95,149	27,621
Goodwill	155,405	100,880
Other non-current assets	22,884	22,834
Total assets	$1,128,740	$1,034,569

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$129,535	$87,310
Accrued employee compensation	16,275	18,338
Other accrued liabilities	134,884	126,255
Deferred revenue	31,838	27,645
Income taxes payable	—	1,382
Total current liabilities	312,532	260,930
Non-current income taxes payable	12,972	13,735
Other non-current liabilities	6,657	5,293
Total liabilities	332,161	279,958
Stockholders' equity:
Common stock	39	38
Additional paid-in capital	407,505	394,427
Cumulative other comprehensive income	48	4
Retained earnings	388,987	360,142
Total stockholders' equity	796,579	754,611
Total liabilities and stockholders' equity	$1,128,740	$1,034,569

NETGEAR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2013	July 1, 2012	June 30, 2013	July 1, 2012

Net revenue	$357,719	$293,399	$320,655	$651,118	$646,275
Cost of revenue	254,289	205,662	226,017	459,951	451,788
Gross profit	103,430	87,737	94,638	191,167	194,487
Operating expenses:
Research and development	23,981	15,338	14,757	39,319	28,878
Sales and marketing	40,406	36,389	37,677	76,795	76,647
General and administrative	12,319	12,327	11,219	24,646	21,632
Restructuring and other charges	1,587	(30)	—	1,557	—
Litigation reserves, net	3,555	48	—	3,603	151
Total operating expenses	81,848	64,072	63,653	145,920	127,308
Income from operations	21,582	23,665	30,985	45,247	67,179
Interest income	95	149	116	244	235
Other income (expense), net	(548)	74	354	(474)	(247)
Income before income taxes	21,129	23,888	31,455	45,017	67,167
Provision for income taxes	7,144	8,545	9,933	15,689	20,498
Net income	$13,985	$15,343	$21,522	$29,328	$46,669

Net income per share:
Basic	$0.36	$0.40	$0.57	$0.76	$1.23
Diluted	$0.36	$0.39	$0.56	$0.75	$1.21

Weighted average shares outstanding used to compute net income per share:
Basic	38,539	38,433	37,978	38,493	37,886
Diluted	39,074	39,050	38,595	39,077	38,612

NETGEAR, INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Excluding amortization of purchased intangibles, stock-based compensation, restructuring and other charges, acquisition related expense, impact to cost of sales from acquisition accounting adjustments to inventory, and litigation reserves, net of tax.

(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2013	July 1, 2012	June 30, 2013	July 1, 2012

Net revenue	$357,719	$293,399	$320,655	$651,118	$646,275
Cost of revenue	251,061	204,002	224,723	455,063	449,277
Gross profit	106,658	89,397	95,932	196,055	196,998

Operating expenses:
Research and development	22,846	14,666	14,080	37,512	27,590
Sales and marketing	36,478	35,159	36,486	71,637	74,262
General and administrative	10,565	10,118	9,970	20,683	19,066
Total operating expenses	69,889	59,943	60,536	129,832	120,918
Income from operations	36,769	29,454	35,396	66,223	76,080
Interest income	95	149	116	244	235
Other income (expense), net	(548)	74	354	(474)	(247)
Income before income taxes	36,316	29,677	35,866	65,993	76,068
Provision for income taxes	11,944	10,263	11,262	22,207	23,356
Net income	$24,372	$19,414	$24,604	$43,786	$52,712

Net income per share:
Basic	$0.63	$0.51	$0.65	$1.14	$1.39
Diluted	$0.62	$0.50	$0.64	$1.12	$1.37

Weighted average shares outstanding used to compute net income per share:
Basic	38,539	38,433	37,978	38,493	37,886
Diluted	39,074	39,050	38,595	39,077	38,612

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2013	July 1, 2012	June 30, 2013	July 1, 2012

GAAP gross profit	$103,430	$87,737	$94,638	$191,167	$194,487
Amortization of intangible assets	2,254	1,471	1,016	3,725	1,963
Stock-based compensation expense	406	189	278	595	548
Impact to cost of sales from acquisition accounting adjustments to inventory	568	—	—	568	—
Non-GAAP gross profit	$106,658	$89,397	$95,932	$196,055	$196,998
Non-GAAP gross margin	29.8%	30.5%	29.9%	30.1%	30.5%

GAAP research and development	$23,981	$15,338	$14,757	$39,319	$28,878
Stock-based compensation expense	(1,135)	(672)	(677)	(1,807)	(1,288)
Non-GAAP research and development	$22,846	$14,666	$14,080	$37,512	$27,590

GAAP sales and marketing	$40,406	$36,389	$37,677	$76,795	$76,647
Amortization of intangible assets	(2,618)	—	—	(2,618)	—
Stock-based compensation expense	(1,310)	(1,230)	(1,191)	(2,540)	(2,385)
Non-GAAP sales and marketing	$36,478	$35,159	$36,486	$71,637	$74,262

GAAP general and administrative	$12,319	$12,327	$11,219	$24,646	$21,632
Stock-based compensation expense	(1,540)	(1,499)	(1,249)	(3,039)	(2,566)
Acquisition related expense	(214)	(710)	—	(924)	—
Non-GAAP general and administrative	$10,565	$10,118	$9,970	$20,683	$19,066

GAAP total operating expenses	$81,848	$64,072	$63,653	$145,920	$127,308
Amortization of intangible assets	(2,618)	—	—	(2,618)	—
Stock-based compensation expense	(3,985)	(3,401)	(3,117)	(7,386)	(6,239)
Restructuring and other charges	(1,587)	30	—	(1,557)	—
Acquisition related expense	(214)	(710)	—	(924)	—
Litigation reserves, net	(3,555)	(48)	—	(3,603)	(151)
Non-GAAP total operating expenses	$69,889	$59,943	$60,536	$129,832	$120,918

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2013	July 1, 2012	June 30, 2013	July 1, 2012

GAAP operating income	$21,582	$23,665	$30,985	$45,247	$67,179
Amortization of intangible assets	4,872	1,471	1,016	6,343	1,963
Stock-based compensation expense	4,391	3,590	3,395	7,981	6,787
Restructuring and other charges	1,587	(30)	—	1,557	—
Acquisition related expense	214	710	—	924	—
Impact to cost of sales from acquisition accounting adjustments to inventory	568	—	—	568	—
Litigation reserves, net	3,555	48	—	3,603	151
Non-GAAP operating income	$36,769	$29,454	$35,396	$66,223	$76,080
Non-GAAP operating margin	10.3%	10.0%	11.0%	10.2%	11.8%

GAAP net income	$13,985	$15,343	$21,522	$29,328	$46,669
Amortization of intangible assets	4,872	1,471	1,016	6,343	1,963
Stock-based compensation expense	4,391	3,590	3,395	7,981	6,787
Restructuring and other charges	1,587	(30)	—	1,557	—
Acquisition related expense	214	710	—	924	—
Impact to cost of sales from acquisition accounting adjustments to inventory	568	—	—	568	—
Litigation reserves, net	3,555	48	—	3,603	151
Tax effect	(4,800)	(1,718)	(1,329)	(6,518)	(2,858)
Non-GAAP net income	$24,372	$19,414	$24,604	$43,786	$52,712

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2013	July 1, 2012	June 30, 2013	July 1, 2012

NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share	$0.36	$0.39	$0.56	$0.75	$1.21
Amortization of intangible assets	0.12	0.04	0.03	0.16	0.05
Stock-based compensation expense	0.11	0.09	0.09	0.20	0.18
Restructuring and other charges	0.04	0.00	—	0.04	—
Acquisition related expense	0.01	0.02	—	0.02	—
Impact to cost of sales from acquisition accounting adjustments to inventory	0.01	—	—	0.01	—
Litigation reserves, net	0.09	0.00	—	0.09	0.00
Tax effect	(0.12)	(0.04)	(0.04)	(0.15)	(0.07)
Non-GAAP net income per diluted share	$0.62	$0.50	$0.64	$1.12	$1.37

SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory and headcount)
(Unaudited)

	Three Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	July 1, 2012

Cash, cash equivalents and short-term investments	$288,103	$422,412	$376,877	$362,420	$360,428
Cash, cash equivalents and short-term investments per diluted share	$7.37	$10.82	$9.68	$9.34	$9.34

Accounts receivable, net	$288,483	$237,896	$256,014	$248,862	$271,769
Days sales outstanding (DSO)	73	73	76	72	77

Inventories	$185,383	$158,555	$174,903	$178,916	$152,820
Ending inventory turns	5.5	5.2	5.0	4.9	5.9

Weeks of channel inventory:
U.S. retail channel	10.4	9.9	8.8	9.8	12.3
U.S. distribution channel	9.0	8.9	10.2	8.4	8.6
EMEA distribution channel	5.1	4.1	4.4	4.4	4.1
APAC distribution channel	7.3	7.2	7.2	4.7	5.7

Deferred revenue	$33,717	$28,961	$27,645	$28,205	$25,478

Headcount	1,095	866	850	854	818
Non-GAAP diluted shares	39,074	39,050	38,924	38,802	38,595

NET REVENUE BY GEOGRAPHY

	Three Months Ended						Six Months Ended
	June 30, 2013		March 31, 2013		July 1, 2012		June 30, 2013		July 1, 2012
Americas	$200,848	56%	$156,676	53%	$163,438	51%	$357,524	55%	$331,793	51%
EMEA	108,367	30%	107,125	37%	117,815	37%	215,492	33%	242,896	38%
APAC	48,504	14%	29,598	10%	39,402	12%	78,102	12%	71,586	11%
Total	$357,719	100%	$293,399	100%	$320,655	100%	$651,118	100%	$646,275	100%

NET REVENUE BY SEGMENT

	Three Months Ended						Six Months Ended
	June 30, 2013		March 31, 2013		July 1, 2012		June 30, 2013		July 1, 2012
Retail	$117,395	33%	$126,322	43%	$113,824	36%	$243,717	38%	$242,801	38%
Commercial	88,446	25%	70,851	24%	80,626	25%	159,297	24%	155,258	24%
Service Provider	151,878	42%	96,226	33%	126,205	39%	248,104	38%	248,216	38%
Total	$357,719	100%	$293,399	100%	$320,655	100%	$651,118	100%	$646,275	100%